UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: March 12, 2008

STUDIO II PRODUCTIONS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1306, 13/F, Tower 2, Ever Gain Plaza No. 88 Container Port Road Kwai Chung, N.T. Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2410 8869

P.O. Box 110310 Naples Florida 34108-0106
(former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 12, 2008, the Board of Directors of Studio II Productions, Inc. (the “Company”) elected to change the Company’s fiscal year end from December 31st to March 31st.  The report covering the transition period will be filed on a Form 10-Q for the period which ended on March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II PRODUCTIONS, INC.

Date: March 12, 2008

/s/ Cheung Ming

---------------------------------
By:  Cheung Ming

Its:   President and Chief Financial Officer